THE MANAGERS FUNDS
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		Managers International Equity Fund
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Supplement dated March 3, 2004 to the Prospectus and Statement of
Additional Information dated May 1, 2003

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The following information supersedes any information to the contrary relating to Managers International Equity Fund contained in the Fund's Prospectus and Statement of Additional Information dated May 1, 2003:


Fees and Expenses
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)		None
Maximum Deferred Sales Charge (Load)			None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions			None
Redemption Fee (as a percentage of amount redeemed)(1)    2%


(1) The Redemption Fee is charged on share redemptions (including
exchanges) within 60 days of purchase.   (See "Redemption Fee" below.)

Redemption Fee
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The Fund will deduct a 2% redemption fee (the "Redemption Fee") from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares.

For purposes of determining whether a redemption is subject to the Redemption Fee, redemptions of Fund shares are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.
The Redemption Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares purchased by automatic reinvestment of dividend or capital gains distributions or to shares purchased through the ManagersChoice Program. At the discretion of The Managers Funds LLC, the Fund's investment manager, the Redemption Fee will not apply under certain circumstances to (a) shares purchased or held through a financial intermediary, such as a broker, retirement plan administrator, bank or trust company or (b) redemptions as a result of hardship. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The Fund reserves the right to modify the terms of, or terminate, the Redemption Fee at any time.

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